Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the Quarterly Report of The Charles Schwab Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, Charles R. Schwab, Chairman of the Board and Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.



/s/  Charles R. Schwab                                    Date:  August 13, 2002
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Charles R. Schwab
Chairman of the Board and
Co-Chief Executive Officer